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                                                                   EXHIBIT 24.01

PricewaterhouseCoopers LLP
Chartered Accountants


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Corel Corporation on Form S-8 of our report dated January 18, 2000 with respect to the financial statements of Corel Corporation which are included in its Annual Report on Form 10-K for the year ended November 30, 1999.


                                    /s/ PricewaterhouseCoopers

                                    PricewaterhouseCoopers LLP

                                    Chartered Accountants

               Ottawa, Canada

               August 1, 2000